UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 7, 2018

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-55911	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (71 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(A) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure.

On March 7, 2018, Corning Natural Gas Holding Corporation (the “Holding Company”) was assigned a new Securities and Exchange Commission (“SEC”) File No. of 000-55911. The Holding Company had previously used the SEC File No.  000-00643, which is the same number which had been previously assigned to Corning Natural Gas Corporation prior to the Holding Company formation in 2013. The File No. 000-00643 was used on the advice of SEC staff at the time, but was incompatible with the EDGAR Filer System. Interested persons may continue to find the Holding Company’s reports on the SEC’s EDGAR system at www.sec.gov by using the Holding Company’s complete name: Corning Natural Gas Holding Corporation.

This information is furnished (not filed) to help investors looking for information on the Holding Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Michael I. German

Title: Michael I. German

Dated: March 8, 2018